                                                                 EXHIBIT 10.10.4


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of October 12, 1999, is entered into among DOSKOCIL MANUFACTURING COMPANY, a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").

         A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 19, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 10, 1999, that certain Second Amendment to Credit Agreement, dated as of May 14, 1999, and that certain Third Amendment to Credit Agreement, dated as of August 12, 1999 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "EBIT" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "EBIT" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense (including interest expense pursuant to Capitalized Lease Obligations).

         (b) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) EBIT plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining EBIT), plus (c) management fees in favor of Westar Capital L.L.C. and bonuses accrued but not paid during such period, minus (d) management fees in favor of Westar Capital L.L.C. and bonuses paid but not accrued during such period.

         (c) The definition of "Eligible Accounts" set forth in Section 1.1 of the Credit Agreement is hereby amended by amending clause (g) thereof to read as follows:

                  "(g) Such Account has not been due and payable for more than 90 days from the invoice date; provided, that no Accounts from an account debtor shall constitute Eligible Accounts if a Responsible Officer of the Borrower or any Subsidiary of the Borrower has knowledge that 15% or more of the aggregate dollar amount of all Accounts (excluding the Kmart Receivable) owed to the Borrower or any Subsidiary of the Borrower by such account debtor have been due and payable for 90 days or more from their respective invoice dates unless the payments of such Accounts are insured in a manner satisfactory to the Administrative Agent;"

         (d) The definition of "Fixed Charges" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Fixed Charges" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication, (a) scheduled principal payments in respect of Indebtedness (after giving effect to the reduction of scheduled principal payments as a result of the prepayment of Loans pursuant to
         Section 3(b) of the Fourth Amendment or Section 8.3 hereof), plus (b) cash interest expense paid by the Borrower or its Subsidiaries (including interest expense pursuant to Capitalized Lease Obligations), but not including any amortized closing fees or closing costs, plus (c) lease expense pursuant to Operating Leases (excluding lease expense pursuant to outside warehousing).

         (e) The definition of "Fixed Charge Coverage Ratio" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Fixed Charge Coverage Ratio" means the ratio of EBITDAR (excluding lease expense pursuant to outside warehousing and including any capital contribution pursuant to Section 8.3 hereof) to Fixed Charges, calculated for (a) December 31, 1999, from and including October 1, 1999 to and including December 31, 1999, (b) March 31, 2000, from and including October 1, 1999 to and including March 31, 2000, (c) June 30, 2000, from and including October 1, 1999 to and including June 30, 2000, and each fiscal quarter thereafter, for the four consecutive fiscal quarters immediately preceding the date of such calculation.


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




         (f) The definition of "Fourth Amendment" is hereby added to Section 1.1 of the Credit Agreement in the proper alphabetical order to read as follows:

                  "Fourth Amendment" means the Fourth Amendment to Credit Agreement dated as of October 13, 1999 among the Borrower, the Administrative Agent and the Determining Lenders.

         (g) The definition of "Interest Coverage Ratio" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Interest Coverage Ratio" means the ratio of (a) EBITDA (including any capital contribution pursuant to Section 8.3 hereof) to
         (b) cash interest expense of Borrower and its Subsidiaries (including cash interest expense pursuant to Capitalized Lease Obligations, but excluding any amortized closing fees or closing costs), calculated for the four consecutive fiscal quarters immediately preceding the date of calculation; provided, however, notwithstanding the above, the Interest Coverage Ratio as of December 31, 1999 shall be calculated for the one fiscal quarter period ending on December 31, 1999, the Interest Coverage Ratio as of March 31, 2000 shall be calculated for the two fiscal quarter period ending on March 31, 2000 and the Interest Coverage Ratio as of June 30, 2000 shall be calculated for the three fiscal quarter period ending on June 30, 2000.

         (h) The definition of "Leverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Leverage Ratio" means, for any date of calculation, the ratio of Total Debt minus Indebtedness of the Borrower pursuant to the Temporary Credit Facility as of the date of determination to EBITDA calculated for the four consecutive fiscal quarters immediately preceding the date of calculation; provided, however, notwithstanding the above, for purposes of determination of the Leverage Ratio for (a) the four consecutive fiscal quarters ending December 31, 1999, March 30, 2000 and June 30, 2000, the EBITDA component thereof shall be deemed to be $31,000,000 and (b) for each fiscal quarter thereafter, shall be the actual EBITDA for the four consecutive fiscal quarters immediately preceding such date of calculation. For purposes of calculation of the Leverage Ratio on and after September 30, 2000, with respect to assets not owned at all times during the fiscal quarter or quarters included within the calculation of EBITDA, there shall be (i) included in EBITDA the pro forma EBITDA of any assets acquired during any such fiscal quarter or quarters for the quarter or quarters preceding the date of calculation and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such quarter or quarters for the quarter or quarters preceding the date of calculation and included within the calculation.

         (i) The definition of "Maximum Borrowing Amount" is hereby added to
Section 1.1 of the Credit Agreement in the proper alphabetical order to read as follows:


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




                  "Maximum Borrowing Amount" means, (a) through and including September 30, 2000, $96,000,000, and (b) thereafter, the lesser of (i) $96,000,000 and (ii) EBITDA for the four consecutive fiscal quarters immediately preceding the date of calculation times 3.00.

         (j) The definition of "Revolving Credit Commitment" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Revolving Credit Commitment" means $24,700,000, as reduced pursuant to Section 2.6.

         (k) The definition of "Senior Debt" is hereby added to Section 1.1 of the Credit Agreement in the proper alphabetical order to read as follows:

                  "Senior Debt" means the remainder of (a) Total Debt minus (b) Subordinated Debt, Capitalized Lease Obligations and Indebtedness of the Borrower pursuant to the Temporary Credit Facility.

         (l) The definition of "Senior Leverage Ratio" is hereby added to
Section 1.1 of the Credit Agreement in the proper alphabetical order to read as follows:

                  "Senior Leverage Ratio" means, for any date of calculation, the ratio of Senior Debt as of the date of determination to EBITDA calculated for the four consecutive fiscal quarters immediately preceding the date of calculation. For purposes of calculation of the Senior Leverage Ratio, with respect to assets not owned at all times during the fiscal quarter or quarters included within the calculation of EBITDA, there shall be (i) included in EBITDA the pro forma EBITDA of any assets acquired during any such fiscal quarter or quarters for the quarter or quarters preceding the date of calculation and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such quarter or quarters for the quarter or quarters preceding the date of calculation and included within the calculation.

         (m) The definition of "Specified Investor Preferred Stock" is hereby added to Section 1.1 of the Credit Agreement in the proper alphabetical order to read as follows:

                  "Specified Investor Preferred Stock" means the payment-in-kind preferred stock of the Borrower sold to one or more of the Specified Investors on or about October 13, 1999, in form and substance satisfactory to the Administrative Agent.

         (n) The definition of "Temporary Credit Facility" set forth in Section
1.1 of the Credit Agreement is hereby amended as follows:

                  "Temporary Credit Facility" means the $15,000,000 revolving credit facility scheduled to mature on September 30, 2000, extended pursuant to the terms of that certain Credit Agreement, dated as of August 6, 1999, among the Borrower, Bank of America, N.A., as


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




         administrative agent (the "Temporary Credit Facility Agent"), and the lenders party thereto, as amended, modified or supplemented from time to time, but in no event to be for a principal amount in excess of $15,000,000.

         (o) Section 2.1 of the Credit Agreement is hereby amended by adding a clause (f) thereto to read as follows:

                  "(f) Notwithstanding any provision in any Loan Document to the contrary, in no event shall the sum of the principal amount of all Revolving Credit Advances, Facility A Term Loan Advances, Facility B Term Loan Advances, Swing Line Advances and Reimbursement Obligations outstanding on the last day of each fiscal quarter exceed the Maximum Borrowing Amount."

         (p) Section 2.5(b) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

                  "To the extent that at any time the aggregate principal amount of Revolving Credit Advances, Facility A Term Loan Advances, Facility B Term Loan Advances and Reimbursement Obligations exceeds the Maximum Borrowing Amount as provided in Section 2.1(f) hereof, the Borrower shall immediately repay Revolving Credit Advances in an amount equal to such excess."

         (q) Section 2.5(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Concurrently with receipt of Net Cash Proceeds from the sale or disposition by the Borrower to any Person of any Equity after the Agreement Date (other than (i) such sales or dispositions the aggregate amount of Net Cash Proceeds of which during any fiscal year do not exceed $1,000,000, (ii) sales or dispositions of Equity of the Borrower to the Specified Investors and to other shareholders of the Borrower as of the Agreement Date that are concurrently applied to consummate an Acquisition permitted by this Agreement, (iii) the sale of the Specified Investor Preferred Stock on or about October 13, 1999, (iv) the sale of equity to the Specified Investors pursuant to Section 8.3 hereof, or (v) the sale of equity to the Specified Investors the Net Cash Proceeds of which are used to repay the Temporary Credit Facility), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 50% of such Net Cash Proceeds or (b) an amount, if any, which would result in the Leverage Ratio being less than 3.00 to 1 after such prepayment. Except for the Net Cash Proceeds from the sale of the Specified Investor Preferred Stock, each such prepayment of the Facility A Term Loan Advances and the Facility B Term Loan Advances shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid. The Net Cash Proceeds from the sale of the Specified

         Investor Preferred Stock shall be applied pro rata based upon the respective principal amounts of the Facility A Term Loan Advances and the Facility B Term Loan Advances then unpaid. All Net Cash Proceeds from the Specified Investor Preferred Stock applied to repay the Facility A Term Loan Advances shall be applied in forward order of maturity and all such Net Cash Proceeds applied to repay the Facility B Term Loan Advances shall be so applied pro rata based upon the respective principal amount of such installment payments of the Facility B Term Loan Advances then unpaid."

         (r) Section 7.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.8 Restricted Payments. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, directly or indirectly, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower, (b) purchases, redemptions, retirements or acquisitions of shares of capital stock of the Borrower (other than the Specified Investor Preferred Stock), or options or warrants to purchase shares of such capital stock, held by officers, directors or employees of the Borrower or any of its Subsidiaries pursuant to a compensation plan or arrangement in connection with the death, disability or termination of employment of any such officer, director or employee in all such cases taken as a whole for aggregate cash payments not in excess of $2,500,000, (c) payments for the purpose of and in an amount equal to the amount required to redeem or repurchase Equity Interests of the Borrower from certain stockholders of the Borrower as required pursuant to the Second Amended and Restated Securityholders Agreement in aggregate amount not to exceed $250,000,
         (d) the Dogloo Transaction Restricted Payments, (e) additional redemptions of capital stock of the Borrower (other than the Specified Investor Preferred Stock) not to exceed $2,400,000 in aggregate principal amount, (f) advisory fees to the Specified Investors not to exceed an aggregate amount of $600,000 for each fiscal year, so long as the EBITDA for the four fiscal quarters prior to such payment exceeds $32,000,000, and (g) redemptions of the Specified Investor Preferred Stock (i) prior to September 15, 2007, if EBITDA for two consecutive fiscal quarters (calculated for the four fiscal quarters ending as of the last date of each such two fiscal quarters) exceeds $32,000,000, or
         (ii) on or after September 15, 2007, at any time; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.8 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment."

         (s) Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.11 Maximum Leverage Ratio. At the end of each fiscal quarter occurring during the term of this Agreement commencing with the fiscal quarter ending on December 31, 1999, the Borrower shall not permit the Leverage Ratio to be greater than 6.00 to 1."

         (t) Section 7.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.12 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.10 to 1 for any fiscal quarter during the term of this Agreement, commencing with the fiscal quarter ending on December 31, 1999."

         (u) Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.13 Interest Coverage Ratio. At the end of each fiscal quarter commencing with the fiscal quarter ending on December 31, 1999, the Borrower shall not permit the Interest Coverage Ratio to be less than 1.50 to 1."

         (v) Section 7.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.19 Minimum EBITDA. The Borrower shall not permit EBITDA to be less than (a) $8,465,000 for the fiscal quarter ending December 31, 1999, (b) $14,984,000 for the two consecutive fiscal quarters ending March 31, 2000, (c) $22,754,000 for the three consecutive fiscal quarters ending June 30, 2000, (d) $30,423,000 for the four consecutive fiscal quarters ending September 30, 2000, and (e) $32,000,000 for any period of four fiscal quarters thereafter."

         (w) Article 7 of the Credit Agreement is hereby amended by adding a new
Section 7.21 thereto to read as follows:

                  "Section 7.21 Senior Leverage Ratio. At the end of each fiscal quarter during the term of this Agreement, commencing with the fiscal quarter ending on September 30, 2000, the Borrower shall not permit the Senior Leverage Ratio to be greater than 3.00 to 1."

         (x) Section 8.1(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(c) The Borrower or any Subsidiary shall default in the performance or observance of any agreement or covenant contained in
         Section 5.1(a) hereof or in Article 7 (other than Section 7.10) hereof, unless such default is cured pursuant to Section 8.3 hereof."

         (y) Article 8 of the Credit Agreement is hereby amended by adding a new
Section 8.3 thereto to read as follows:


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




                  "Section 8.3 Cure. Upon the earlier of (a) the receipt of knowledge by any Responsible Officer of the Borrower of a default by the Borrower or any Subsidiary of any covenant contained in Section 7.11, 7.12, 7.13 or 7.21 hereof, or (b) 45 days after the end of any fiscal quarter following any such default, the Borrower shall give notice to the Specified Investors of the occurrence of such default, and within two Business Days of receiving notice of such default, one or more of the Specified Investors may give the Administrative Agent irrevocable written notice of their intent to cure such default by the investment of additional capital in the Borrower (whether through the contribution of cash, the purchase of equity or otherwise) in an amount not less than the amount set forth in such notice. If one or more of the Specified Investors send such notice to the Administrative Agent, the Specified Investors shall have fifteen days from the receipt of such notice by the Administrative Agent to provide the Borrower with the amount of capital set forth in such notice, it being understood that such capital investment shall be deemed to increase the (and shall be considered as) (without duplication) EBIT, Pretax Net Income, EBITDA and EBITDAR of the Borrower as of the last day of the previous fiscal quarter by the amount thereof for all purposes of this Agreement and to the extent any such proceeds are applied to repay any Advances, such proceeds shall be deemed for all purposes to have reduced the Total Debt and the Senior Debt, as applicable, or other Indebtedness that constitutes Total Debt or Senior Debt, as the case may be, of the Borrower as of the last day of the previous fiscal quarter; provided, however, in no event shall the grace period provided by this Section
         8.3 extend more than 45 days beyond the date of any fiscal quarter in which compliance with any such covenant was not satisfied."

         (z) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Fourth Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date; except as otherwise expressly provided in Section 4.2 of the Credit Agreement;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, it being understood that by execution of a counterpart hereof, each Lender waives all Defaults or Events of Default arising under Sections 7.11, 7.12, 7.13 and 7.19 as of September 30, 1999 or for any date or period prior to such date and under Section 6.1(a) with respect to the monthly statements for the months of July, 1999 and August, 1999;

         (c) the Borrower has full power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required that has not been obtained for the execution, delivery or performance by the Borrower of this Fourth Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of October 12, 1999, subject to the following:

         (a) the Administrative Agent shall have received a counterpart of this Fourth Amendment executed by Lenders comprising the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower;

         (c) the representations and warranties set forth in Section 5 of this Fourth Amendment shall be true and correct, except as otherwise expressly provided in Section 4.2 of the Credit Agreement;

         (d) the Administrative Agent shall have received a structuring fee in an amount agreed to by the Administrative Agent and the Borrower;

         (e) the Specified Investor Preferred Stock shall have been issued and $5,000,000 in Net Cash Proceeds thereof shall have been applied as permitted in
Section 2.5(e) of the Credit Agreement, as amended by this Fourth Amendment; and

         (f) the Administrative Agent and the Determining Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Determining Lenders, such other documents and certificates as the Administrative Agent shall require.

         4. AMENDMENT FEE. The Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Fourth Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, October 12, 1999 in an amount equal to the product of (a) 0.50% multiplied by
(b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment (after giving effect to this Amendment) and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender (after giving effect to this Amendment). Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after the date which this Fourth Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 4 shall be an Event of Default under
Section 8.1(b)(ii) of the Credit Agreement.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.

         (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

         7. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN
THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.


BORROWER:                                   DOSKOCIL MANUFACTURING COMPANY



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

ADMINISTRATIVE AGENT:                       BANK OF AMERICA, N.A. as the
                                            Administrative Agent



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------



LENDERS:                                    BANK OF AMERICA, N.A., as a Lender,
                                            Swing Line Bank and Issuing Bank



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            ARCHIMEDES FUNDING, LLC

                                            By:  ING Capital Advisors, LLC
                                                 As Collateral Manager


                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            COMERICA BANK-TEXAS



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            HSBC BANK USA
                                            (formerly known as Marine Midland
                                            Bank)



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            IMPERIAL BANK, A CALIFORNIA BANKING
                                            CORPORATION



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            FLEET CAPITAL CORPORATION



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            KZH SOLEIL LLC



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            ML CLO XII PILGRIM AMERICA (CAYMAN)
                                            LTD.

                                            By:  Pilgrim Investments, Inc., as
                                                 its Investment Manager



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            TRI-LINKS INVESTMENT TRUST



                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------